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                                    COLUMBIA


  Supplement to the CMC Fixed Income Securities Fund's, CMC High Yield Fund's,
     and CMC International Bond Fund's Statement of Additional Information,
                             dated December 21, 2001

         On October 21, 2002, Liberty Funds Services, Inc., an affiliate of the investment adviser to the Funds, will begin serving as the Funds' transfer agent and dividend disbursing agent.

                                October 18, 2002